UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

EXOPACK HOLDING CORP.

(Exact name of registrant specified in its charter)

Delaware	333-136559	76-0678893
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3070 Southport Road, Spartanburg, SC	29302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (864) 596-7140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 1, 2007, Exopack Holding Corp. (the “Company”) announced that its subsidiary, Exopack Performance Films, Inc., had entered into a definitive agreement (the “Agreement”) with DuPont Liquid Packaging Systems (“Liqui-Box”) to purchase Liqui-Box’s performance films business segment, including its Whitby, Ontario operating facility (the “Purchase”). On November 28, 2007, the Company completed the Purchase. There was no material relationship between the Company or its subsidiaries and Liqui-Box prior to the entry into and performance of the Agreement.

A copy of the press release announcing the completion of the Purchase is filed as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The list of exhibits in the Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXOPACK HOLDING CORP.

Date: December 4, 2007	By:	/s/ Jonathan D. Heard
		Name:	Jonathan D. Heard
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 28, 2007.